EXHIBIT 10.1.31

            FIRST AMENDMENT, dated as of February 26, 1998 (this "FIRST AMENDMENT") to the Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 2, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among A.P.S., Inc., a Delaware corporation and debtor-in-possession (the "COMPANY"), APS Holding Corporation, a Delaware corporation ("HOLDING"), each of the direct and indirect Subsidiaries of the Company party thereto (together with Holding, the "GUARANTORS"), each of which Guarantors is a debtor-in-possession (the Company and the Guarantors, collectively, the "DEBTORS"), the several banks and other financial institutions from time to time party thereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT").

                             W I T N E S S E T H :

            WHEREAS, the Debtors, the Lenders and the Agent are parties to the Credit Agreement;

            WHEREAS the Debtors have requested that the Lenders agree to amend the Credit Agreement to permit the Debtors to (i) return goods in respect of, or pay, valid reclamation claims asserted under Bankruptcy Code ss. 546(c) and (ii) grant junior liens pursuant to the Bankruptcy Code ss. 546(c)(2)(B) in favor of the holders of valid reclamation claims; and

            WHEREAS, the Lenders are willing to agree to such amendments, but only upon the terms and conditions of this First Amendment;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Guarantors, the Lenders and the Agent hereby agree as follows:

            I. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            2. AMENDMENT TO SUBSECTION 8.3. Subsection 8.3 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (i) of said subsection, (b) deleting the period at the end of paragraph (j) of said subsection and substituting therefor "; and", and (c) adding the following new paragraph (k) to the end of said subsection:

                              "(k) Liens granted by an order of the Bankruptcy
            Court pursuant to Section 546(c)(2)(B) of the Bankruptcy Code to secure valid reclamation claims, PROVIDED that such Liens shall be junior to the Liens securing the Obligations and the Liens securing the Existing Obligations."

            3. AMENDMENT TO SUBSECTION 8.16. Subsection 8.16 of the Credit Agreement is hereby amended by adding the following phrase immediately before the period at the end of paragraph (a) of said subsection: ", PROVIDED that the Borrower and its Subsidiaries may make payments on account of, or transfer property subject to, valid reclamation claims pursuant to an order of the Bankruptcy Court so long as the sum of any such cash payments PLUS the book value of all property so transferred does not exceed $4,000,000".

            4. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this First Amendment, the Debtors hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this First Amendment.

            5. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT. This First Amendment shall be effective upon receipt by the Agent of counterparts hereof duly executed by the Company, the Guarantors and
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                                                                          2

the Required Tranche A Lenders.

            6. MISCELLANEOUS. (a) Except as expressly amended by this First Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this First Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

            (b) This First Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            (c) This First Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
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                                                                          3

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              A.P.S., INC.

                              By: /S/BETTINA M. WHYTE
                                    Title: President


                              GUARANTORS:

                              APS HOLDING CORPORATION
                              BIG A AUTO PARTS, INC.
                              AUTOPARTS FINANCE COMPANY, INC.
                              APS SUPPLY, INC.
                              AMERICAN PARTS SYSTEM, INC.
                              A.P.S. MANAGEMENT SERVICES, INC.
                              INSTALLERS' SERVICE WAREHOUSE, INC.
                              PARTS, INC.
                              PRESATT, INC.

                              By: /S/ BETTINA M. WYTE
                                    Title: President

                              THE CHASE MANHATTAN BANK, INDIVIDUALLY, AS
                                THE ISSUING BANK AND AS AGENT

                              By: /S/ CATHRYN A. GREENE
                                    Title:  Vice President
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                                                                          5

                              THE BANK OF NEW YORK

                              By: /S/ JULIE B. FOLLOSCO
                                    Title:  Vice President



                              BANK ONE, N.A.

                              By: /S/ J. RALPH PARKER
                                    Title:  Vice President


                              BEAR, STEARNS & CO. INC.


                              By:
                                    Name:
                                    Title:


                              D.K. ACQUISITION PARTNERS, L.P.

                              BY: M.H. DAVIDSON & CO., ITS GENERAL PARTNER


                              By: /S/ MICHAEL J. LEFFELL
                                    Title:  General Partner


                              FOOTHILL CAPITAL CORPORATION


                              By: /S/ JEFF NIKORA
                                    Title:  Vice President


                              NATIONAL BANK OF CANADA


                              By:
                                    Name:
                                    Title:


                              By:
                                    Name:
                                    Title:
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                                                                          7

                              QUANTUM PARTNERS LDC

                              By: /S/ MARK SONNINO
                                    Title:  Attorney in Fact


                              SOCIETE GENERALE



                              By: /S/ HARRY T. NULLET
                                    Title:  Vice President

                              SWISS BANK CORP.


                              By:
                                    Name:
                                    Title:


                              By:
                                    Name:
                                    Title:


                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION



                              By: /S/ ROGER FRUENDT
                                    Title:  Vice President